                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                          MACHEEZMO MOUSE RESTAURANTS, INC.
                   (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                          MACHEEZMO MOUSE  RESTAURANTS, INC.
                           1020 SW TAYLOR STREET, SUITE 685
                                 PORTLAND, OR  97205

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              _________________________

To the Shareholders of Macheezmo Mouse Restaurants, Inc.:

The annual meeting of shareholders of Macheezmo Mouse Restaurants, Inc., an Oregon corporation, will be held at the Company's offices, 1020 SW Taylor Street, Suite 275, Portland, Oregon 97205, on November 6, 1997 at 1:30 p.m. local time, for the following purposes:

         1. ELECTION OF DIRECTORS. To elect three directors, each to serve until the next annual meeting of shareholders and until their successors are elected and qualified (Proposal No. 1);

         2. OTHER BUSINESS. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 19, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Please sign and date the enclosed proxy and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.



                                  By Order of the Board of Directors,




                                  William S. Warren,
                                  President, Chief Executive Officer,
                                  Chairman of the Board and Secretary


October 6, 1997


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          MACHEEZMO MOUSE RESTAURANTS, INC.

                                ---------------------

                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON NOVEMBER 6, 1997

                                ---------------------

The mailing address of the principal executive offices of the Company is 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205. This proxy statement, the accompanying proxy card and the 1997 Annual Report to Shareholders on Form 10-KSB are first being mailed to shareholders on or about October 6, 1997.

SOLICITATION AND REVOCABILITY OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Macheezmo Mouse Restaurants, Inc., an Oregon corporation, (the "Company") to be voted at the annual meeting of shareholders (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting. The record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting is September 19, 1997. At the close of business on September 19, 1997, 3,985,630 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting.

All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions thereon. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Macheezmo Mouse Restaurants, Inc., 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205, attention: William S. Warren, Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.

The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegram. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

THE COMPANY WILL PROVIDE TO ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ITS CORPORATE SECRETARY AT 1020 SW TAYLOR STREET, SUITE 685, PORTLAND, OREGON 97205, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 1, 1997.

                                   PROPOSAL NO. 1
                                 ELECTION OF DIRECTORS

The directors of the Company are elected at the Annual Meeting to serve until their successors are elected and qualified. Each nominee is now serving as a director of the Company. If a quorum of shareholders is present at the Annual Meeting, the three nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes. The following table briefly describes the Company's nominees for directors.

      NAME                   AGE       HAS BEEN A DIRECTOR SINCE
      ----                   ---       -------------------------
    William S. Warren        46                  1986
    Jack B. Schwartz         60                  1986
    Dara Dejbakhsh           40                  1997

WILLIAM S. WARREN founded the Company in 1981 and served as Chief Executive Officer and Secretary of the Company since its incorporation in July 1986 until October 1995, and as the Chairman of the Board from November 1987 until October 1995. In October 1995, Mr. Warren resigned as Chief Executive Officer and Chairman of the Board and was elected Founding Chairman, Director of Strategic Planning and Secretary of the Company. In May 1996, Mr. Warren, in addition to his existing positions, was re-elected to the position of Chairman of the Board. In November 1996, Mr. Warren reassumed the title of President and Chief Executive Officer. Mr. Warren is a director of ESCO Corporation, a steel technology company.

JACK B. SCHWARTZ has served as a director of the Company since September 1986. Mr. Schwartz has been a partner in the law firm of Newcomb, Sabin, Schwartz & Landsverk since 1968. Mr. Schwartz is a director of Cascade Corporation, a manufacturer of materials handling equipment.

DARA DEJBAKHSH has served as a director of the Company since May 1, 1997. Mr. Dejbakhsh has been Vice President of Marketing Development and Operations of Allied Domecq Retailing USA (an owner of Baskin & Robbins, Dunkin' Donuts and TOGO's stores) since October 1995. Prior to October 1995, Mr. Dejbakhsh was Vice President of Retail Operations and Development for Kits Camera, Regional Vice President for Rally's Hamburgers and a Regional Director for Taco Bell for 11 years.

The Board of Directors met nine times during the fiscal year ended
July 1, 1997. During the period for which each director was a member of the Board or any committee thereof, each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which the director was a member, except for Mr. Angel who attended 25 percent of the aggregate of the meetings of the Board of Directors and the committee of which he was a member. The Company maintains an Audit Committee and a Compensation Committee.

The Audit Committee was comprised of Messrs. Angel, Bennett, Schwartz and Warren at the beginning of the fiscal year. Mr. Angel resigned from the Board of Directors and the Audit Committee in December 1996 and Mr. Bennett resigned from the Board of Directors and the Audit Committee in April 1997. In May 1997, Mr. Dajbakhsh joined the Board of Directors and the Audit Committee. The Audit Committee oversees actions taken by the Company's independent auditors. The Audit Committee met four times in fiscal 1997.

The Compensation Committee was comprised of Messrs. Micatrotto, Schwartz and Warren at the beginning of the fiscal year. Mr. Micatrotto resigned from the Board of Directors and the Compensation Committee in April 1997 and Mr. Dajbakhsh joined the Compensation Committee in May 1997. The Compensation Committee reviews the compensation of the Company's executive officers and makes recommendations to the Board of Directors regarding compensation. The Compensation Committee also administers the 1996 Stock Incentive Plan (the "1996 Plan") and recommends grants under the 1996 Plan to the Board of Directors. The Compensation Committee met one time in fiscal 1997.

The Company does not have a nominating committee of the Board of Directors. Shareholders who wish to submit names for consideration for Board membership should do so in writing addressed to the Board of Directors, c/o William S. Warren, Secretary, Macheezmo Mouse Restaurants, Inc., 1020 SW Taylor Street, Suite 685, Portland, Oregon 97205.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION
                    OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of August 31, 1997 by (i) persons known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.

                                                 COMMON STOCK
                                        ------------------------------
                                                         PERCENT OF
                                          NUMBER OF        SHARES
SHAREHOLDER                                SHARES        OUTSTANDING
-------------------------------------   -------------------------------

William S. Warren  (A)
 1020 SW Taylor Street, Suite 685
 Portland, Oregon  97205                     930,658           23.4%

Maurice J. Duca  (B)
 1485 E. Valley Rd., Suite L
 Santa Barbara, CA  93108                    405,079           10.2

Jack B. Schwartz  (C)
 Newcomb Sabin Schwartz & Landsverk
 421 SW Sixth, Suite 1212
 Portland, Oregon  97204                      51,500            1.3

Dara Dejbakhsh  (D)
 2420 SE 133rd Court
 Vancouver, WA  98683                         15,555             *

Scott Fisher  (D)
 1020 SW Taylor Street, Suite 685
 Portland, Oregon  97205                      37,500             *

All executive officers and directors
as a group (4 persons)  (E)                1,035,213           25.5%
_______________________
* Less than one percent


(A) Includes 66,668 shares held in trust for Mr. Warren's children.

(B) The information as to beneficial ownership is based on a Schedule 13G/A filed with the Securities and Exchange Commission by Mr. Duca on February 13, 1997, reflecting his beneficial ownership of Common Stock of the Company.

(C) Includes 1,500 shares held in trust for the children of Mr. Schwartz and 25,000 shares subject to options exercisable within 60 days of August 31, 1997.

(D) Consists of shares subject to options exercisable within 60 days of August 31, 1997.

(E) Includes a total of 78,055 shares subject to options exercisable within 60 days of August 31, 1997.


EXECUTIVE OFFICERS OF THE REGISTRANT

The following table identifies the current executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities. Officers are appointed by the Board of Directors and serve at its discretion.


NAME                    AGE       CURRENT POSITION(S) WITH COMPANY
------------------------------------------------------------------------

  William S. Warren          46   President, Chief Executive Officer.
                                   Chairman of the Board of Directors
                                   and Secretary

  Scott Fisher               33   Executive Vice President, Director of
                                   Operations


For information on the business background of Mr. Warren, see "Nominees for Director" above.

SCOTT FISHER joined the Company in April 1997 as Vice President and Director of Operations. Mr. Fisher was a District Manager for Noah's Bagels from April 1996 until April 1997, provided consulting services to Summerfield Suites, a hotel chain, from February 1996 until March 1996, was the Director of Organizational Development for Kits Cameras, from March 1995 until January 1996, was a district Manager for Starbucks Coffee from August 1993 until March 1996, and was an Operations and Training Manager for Taco Bell Corporation from June 1987 until August 1993.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who earned more than $100,000 determined as of the end of the last fiscal year and any former officers for whom disclosure would have been provided except for the fact that the individual was not serving as an executive officer at the end of the fiscal year (hereafter referred to as the "named executive officers") for the fiscal years 1997, 1996 and 1995.

                              SUMMARY COMPENSATION TABLE



                                               Annual Compensation    All Other
                                              -------------------   Compensation
Name and Principal Position (A)         Year   Salary($)   Bonus($)      ($)
--------------------------------------------------------------------------------

 William S. Warren                      1997   165,000        --          --
 President, Chief Executive Officer     1996   168,500        --          --
  Chairman  of the Board of Directors,  1995   165,000      35,000        --
  and Secretary

 David M. Bennett (B)                   1997    52,300      12,500        --
  President and Chief Executive         1996        --        --          --
  Officer until November 1996           1995        --        --          --


(A) No other executive officer earned more than $100,000 during fiscal 1997, 1996 or 1995.

(B) In August 1996, Mr. Bennett joined the Company as President and Chief
    Executive Officer. In    November 1996, Mr. Bennett resigned as the
    Company's President and Chief Executive Officer.


OPTION GRANTS
The following table provides information concerning the grant of stock options under the Company's Amended and Restated 1986 Stock Incentive Plan and the Company's 1996 Stock Incentive Plan during fiscal 1997, to the named executive officers.

                          OPTION GRANTS IN LAST FISCAL YEAR



                              Individual Grants
----------------------------------------------------------------------------
                           Number of   % of Total
                          Securities    Options
                          Underlying   Granted to     Exercise
                           Options     Employee in     Price      Expiration
      Name                 Granted     Fiscal Year    ($/share)     Date
----------------------------------------------------------------------------

 David M. Bennett (A)       100,000     51.3%           $2.25     8-15-06



(A) In November 1996, Mr. Bennett resigned as the Company's President and Chief Executive Officer, and in April 1997, Mr. Bennett resigned from the Company's Board of Directors. None of Mr. Bennett's stock options were exercised and all of such options had expired as of the end of fiscal 1997.

OPTION EXERCISES AND HOLDINGS
No options were exercised during fiscal 1997 and no unexercised options were held as of the end of the fiscal year with respect to the named executive officers.


DIRECTOR COMPENSATION

Directors do not receive any cash fees for serving on the Company's Board of Directors or any committee thereof but are reimbursed for reasonable expenses incurred in attending meetings.

In May 1997, Mr. Schwartz and Mr. Dejbakhsh were each granted options exercisable for 25,000 shares and 50,000 shares, respectively of the Company's Common Stock at a price of $0.6875 and $0.50 per share, respectively, the fair market value of the Company's Common Stock on the date of grant.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACTS
In August 1996, the Company entered into an employment agreement with David Bennett, its then President and Chief Executive Officer. Upon signing the agreement, Mr. Bennett received an option exercisable for 100,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Mr. Bennett was also paid a signing bonus of $25,000.

In November 1996, Mr. Bennett resigned as the Company's President and Chief Executive Officer, and in April 1997, Mr. Bennett resigned from the Company's Board of Directors. None of Mr. Bennett's stock options were subsequently exercised and all had expired as of the end of fiscal 1997. Mr. Bennett received approximately $52,300 of compensation in fiscal 1997. Mr. Bennett returned $12,500 of his signing bonus to the Company in fiscal 1997.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than ten percent shareholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company understands that all persons required to report under Section 16(a) of the Securities Exchange Act of 1934 filed timely reports during the fiscal year ended July 1, 1997.


INDEPENDENT PUBLIC ACCOUNTANTS

Representatives of Price Waterhouse LLP will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

SHAREHOLDER PROPOSALS

Any proposal by a shareholder of the Company to be considered for inclusion in proxy materials for the Company's 1998 Annual Meeting of Shareholders must be received in proper form by the Company at its principal office no later than June 15, 1998.


DISCRETIONARY AUTHORITY

The Board of Directors of the Company is not aware of any matters other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.




                                  By Order of the Board of Directors,




                                  William S. Warren,
                                  President, Chief Executive Officer,
                                  Chairman of the Board and Secretary


October 6, 1997

                     MACHEEZMO MOUSE RESTAURANTS, INC.
Proxy for Annual Meeting of Shareholders to be held on November 6, 1997

The undersigned hereby appoints William S. Warren and Jack B. Schwartz, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Macheezmo Mouse Restaurants, Inc. (the "Company") on November 6, 1997 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

1. PROPOSAL 1 Election of Directors

/ / FOR all nominees listed below          / / WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH NOMINEE'S NAME IN THE LIST BELOW.)

   William S. Warren          Jack B. Schwartz           Dara Dejbakhsh

Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

The shares represented by this proxy will be voted as specified herein, but if no specification is made, this proxy will be voted for the election of directors. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

                                              ______________________________
                                              Shares
                                              ______________________________
P                                             Dated
R
O                                             ______________________________
X                                             Signature(s)
Y
                                              ______________________________
                                              Print Name(s)


                                              Please date and sign as name is
                                              imprinted hereon, including
                                              designation as executor,
                                              trustee, etc., if applicable. A
                                              corporation must sign its name
                                              by the president or other
                                              authorized officer.

                                              The annual meeting of
                                              shareholders of Macheezmo Mouse
                                              Restaurants, Inc. will be held
                                              on November 6, 1997 at 1:30
                                              p.m. local time, at the
                                              Company's offices, 1020 SW
                                              Taylor Street, Suite 275,
                                              Portland, Oregon, 97205.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.